Exhibit 10.7

Execution Version

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August 21, 2023 and effective as of the Closing Date, is made and entered into by and among Permian Resources Corporation, a Delaware corporation (the “Company”), the parties listed on the signature pages hereto (each such party, an “Initial Holder” and collectively, the “Initial Holders”) and each person who becomes a party to this Agreement by entering into a joinder agreement in the form attached hereto as Exhibit A.

RECITALS

WHEREAS, the Company, Smits Merger Sub I Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub I”), Smits Merger Sub II LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of Parent (“Merger Sub II”), Permian Resources Operating, LLC, a Delaware limited liability company (“Permian OpCo”), Earthstone Energy, Inc., a Delaware corporation (“Earthstone”), and Earthstone Energy Holdings, LLC, a Delaware limited liability company (“Earthstone OpCo”), entered into that certain Agreement and Plan of Merger, dated as of the date herewith (the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions set forth therein, (i) Merger Sub I will merge with and into Earthstone (the “Initial Merger”), with Earthstone surviving the Initial Merger as a wholly owned subsidiary of the Company (“Initial Surviving Corporation”), (ii) as soon as practicable thereafter, the Initial Surviving Corporation will merge with and into Merger Sub II (the “Subsequent Merger”), with Merger Sub II surviving the Subsequent Merger as a wholly owned subsidiary of the Company (the “Surviving Company”) and (iii) as soon as practicable thereafter, Permian OpCo will merge with and into Earthstone OpCo (the “OpCo Merger”), with Permian OpCo surviving the OpCo Merger as a subsidiary of the Company (the “Surviving OpCo”);

WHEREAS, in connection with the closing of the transactions contemplated by the Merger Agreement (the “Closing” and such date of closing, the “Closing Date”), among other things, the Initial Holders will receive shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), shares of Class C common stock, par value $0.0001 per share, of the Company (“Class C Common Stock”) and units of the Surviving OpCo (“Units”);

WHEREAS, each Unit will be redeemable or exchangeable, together with one share of Class C Common Stock, for one share of Class A Common Stock in accordance with the Seventh Amended and Restated Limited Liability Company Agreement of the Surviving OpCo, to be dated as of the Closing Date (the “Surviving OpCo LLCA”);

WHEREAS, in connection with the execution of the Merger Agreement, the Company and each of the Initial Holders have entered into this Agreement to set forth certain understandings among themselves with respect to, among other things, the registration of securities owned by the Holders; and

WHEREAS, this Agreement shall become effective immediately and automatically upon the Closing.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“2016 Holders” shall mean the parties to the 2016 Registration Rights Agreement, other than the Company, who continue to hold Registrable Securities (as such term is defined in the 2016 Registration Rights Agreement).

“2016 Registration Rights Agreement” shall mean that certain Amended and Restated Registration Rights Agreement, dated as of October 11, 2016, by and among the Company and the 2016 Holders.

“2022 Holders” shall mean the parties to the 2022 Registration Rights Agreement, other than the Company, who continue to hold Registrable Securities (as such term is defined in the 2022 Registration Rights Agreement).

“2022 Registration Rights Agreement” shall mean that certain Registration Rights Agreement, dated as of September 1, 2022, by and among the Company and the 2022 Holders.

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of one or more of the Co-Chief Executive Officers or the principal financial officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

“Affiliate” means, with respect to a specified Person, each other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified; provided that no Holder shall be deemed an Affiliate of any other Holder by reason of an investment in, or holding of Common Stock (or securities convertible or exchangeable for shares of Common Stock) of, the Company. As used in this definition, “control” (including with correlative meanings, “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or by contract or other agreement).

“Agreement” shall have the meaning given in the Preamble hereto.

“Blackout Period” shall have the meaning given in subsection 3.4.2.

“Block Trade” shall have the meaning given in subsection 2.4.5.

“Class A Common Stock” shall have the meaning given in the Recitals hereto.

“Class C Common Stock” shall have the meaning given in the Recitals hereto.

“Closing” shall have the meaning given in the Recitals hereto.

“Closing Date” shall have the meaning given in the Recitals hereto.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” means the Class A Common Stock and the Class C Common Stock, collectively.

“Company” shall have the meaning given in the Preamble hereto.

“Earthstone” shall have the meaning given in the Recitals hereto.

“Earthstone OpCo” shall have the meaning given in the Recitals hereto.

“EnCap Holder” means, collectively, funds or investment vehicles associated with EnCap Investments L.P. or any Affiliate thereof (including, for the avoidance of doubt, EnCap Energy Capital Fund VIII, L.P., Bold Energy Holdings, LLC and EnCap Energy Capital Fund XI, L.P.).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Holder” and “Holders” shall mean the Initial Holders and such other Persons who sign a joinder agreement pursuant to Section 6.17 of the Merger Agreement.

“Initial Holder” and “Initial Holders” shall have the meaning given in the Preamble hereto.

“Initial Merger” shall have the meaning given in the Recitals hereto.

“Initial Shelf Registration Statement” shall have the meaning given in subsection 2.1.1.

“Initial Surviving Corporation” shall have the meaning given in the Recitals hereto.

“Lock-Up Period” shall mean the period commencing on the Closing Date and ending on the six (6) month anniversary of the Closing Date.

“Lock-Up Securities” shall mean shares of Common Stock, Units (including the shares of Class A Common stock issuable upon the exchange of the Units in accordance with the Surviving OpCo LLCA) and any securities convertible into, exercisable for, exchangeable for or that represent the right to receive shares of Common Stock.

“Maximum Number of Securities” shall have the meaning given in subsection 2.2.2.

“Member Distribution” shall have the meaning given in subsection 2.1.1.

“Merger” shall have the meaning given in the Recitals hereto.

“Merger Agreement” shall have the meaning given in the Recitals hereto.

“Merger Sub I” shall have the meaning given in the Recitals hereto.

“Merger Sub II” shall have the meaning given in the Recitals hereto.

“Minimum Takedown Threshold” shall have the meaning given in subsection 2.2.1.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus in the light of the circumstances under which they were made not misleading.

“NGP Holder” means, collectively, funds or investment vehicles associated with NGP Energy Capital Management, L.L.C. or any Affiliate thereof (including, for the avoidance of doubt, Luxe Energy LLC).

“NGP Priority Offering” shall mean a single underwritten shelf takedown or block trade for the benefit of only the NGP Holder with gross offering proceeds of no greater than $350 million, which offering may occur at any time after the record date for the special meeting of stockholders of the Company to approve the issuance of shares of Class A Common Stock and Class C Common Stock pursuant to the Merger and before the expiration of the Lock-Up Period.

“OpCo Merger” shall have the meaning given in the Recitals hereto.

“Organized Offering” shall have the meaning given in subsection 2.2.3(a).

“Other Coordinated Offering” shall have the meaning given in subsection 2.4.5.

“Participating Sponsor Holders” shall have the meaning given in subsection 2.2.3(e).

“Participation Term” shall mean have the meaning given in subsection 2.2.3(f).

“Pearl Holder” means, collectively, funds or investment vehicles associated with Pearl Energy Investments, L.P. or any Affiliate thereof.

“Permitted Transferees” shall mean, with respect to a Holder, a Person or entity to whom a Holder of Registrable Securities is permitted to Transfer such Registrable Securities prior to the expiration of the Lock-Up Period and any other applicable agreement between such Holder and the Company, and to any transferee thereafter.

“Person” means an individual or any corporation, partnership, limited liability company, trust, unincorporated organization, association, joint venture or any other organization or entity, whether or not a legal entity.

“Piggyback Underwritten Offering” shall have the meaning given in subsection 2.4.1.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) the shares of Class A Common Stock issuable upon the redemption or exchange of the Units in accordance with the Surviving OpCo LLCA, (b) any outstanding share of Class A Common Stock or any other equity security (including the shares of Class A Common Stock issued or issuable upon the exercise of any other equity security) of the Company held by a Holder as of the Closing Date, and (c) any other equity security of the Company issued or issuable with respect to any such share of Class A Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; or (D) such securities have been sold pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission).

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Class A Common Stock is then listed;

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Company; and

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requested Offering” shall have the meaning given in subsection 2.2.3(c).

“Riverstone Holder” shall mean Riverstone VI Centennial QB Holdings, L.P. or any Affiliate thereof.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf” shall mean the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement, as the case may be.

“Shelf Registration” means a registration of securities pursuant to a registration statement filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Sponsor Holders” shall mean the Pearl Holder, the NGP Holder, the Riverstone Holder and the EnCap Holder, in each case, so long as such Holder beneficially owns any Registrable Securities.

“Subsequent Merger” shall have the meaning given in the Recitals hereto.

“Subsequent Shelf Registration Statement” shall have the meaning given in subsection 2.1.2.

“Surviving Company” shall have the meaning given in the Recitals hereto.

“Surviving OpCo” shall have the meaning given in the Recitals hereto.

“Surviving OpCo LLCA” shall have the meaning given in the Recitals hereto.

“Suspension Period” shall have the meaning given in subsection 3.4.1.

“Transfer” shall mean the (a) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Demand Holder” shall have the meaning given in subsection 2.2.1.

“Underwritten Offering” shall mean an offering in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public (which shall, for the avoidance of doubt, include any Underwritten Shelf Takedown).

“Underwritten Offering Filing” means (a) with respect to an Underwritten Shelf Takedown, a preliminary prospectus supplement (or prospectus supplement if no preliminary prospectus supplement is used) to the Shelf relating to such Underwritten Shelf Takedown, and (b) with respect to a Piggyback Underwritten Offering, (i) a preliminary prospectus supplement (or prospectus supplement if no preliminary prospectus supplement is used) to an effective shelf Registration Statement (other than the Shelf) in which Registrable Securities could be included and the Holders could be named as selling security holders without the filing of a post-effective amendment thereto (other than a post-effective amendment that becomes effective upon filing) or (ii) a Registration Statement (other than the Shelf), in each case relating to such Piggyback Underwritten Offering.

“Underwritten Shelf Takedown” shall have the meaning given in subsection 2.2.1.

“Units” shall have the meaning given in the Recitals hereto.

ARTICLE II

REGISTRATIONS

2.1 Shelf Registration.

2.1.1 Initial Shelf Registration. The Company shall as soon as reasonably practicable, but in any event within five (5) business days after the Closing Date, file with the Commission a Registration Statement for a Shelf Registration (the “Initial Shelf Registration Statement”) covering, subject to Section 3.3, the public resale of all of the Registrable Securities (determined as of the Closing) on a delayed or continuous basis and shall use its commercially reasonable efforts to cause such Initial Shelf Registration Statement to be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) on Form S-3. The Initial Shelf Registration Statement shall be on Form S-3 or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of the Registrable Securities and shall contain a prospectus in such form as to permit the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein, including a distribution to, and resale by, the members, partners, stockholders or other equity holders of any Holder (a “Member Distribution”). Further, the Company shall, at the reasonable request of any Holder seeking to effect a Member Distribution, file any prospectus supplement or post-effective amendments and otherwise take any action reasonably necessary to include such language, if such language was not included in the Initial Shelf Registration Statement (or, if applicable, the registration statement filed in connection with any Subsequent Shelf Registration (as defined below)), or revise such language if deemed reasonably necessary by any such Holder in connection with such Member Distribution or otherwise to permit the public resale of Registrable Securities by such Holder in accordance with this Section 2.1. As soon as practicable following the effective date of the Initial Shelf Registration Statement, but in any event within three (3) business days of such date, the Company shall notify the Holders of the effectiveness of such Initial Shelf Registration Statement. When deemed effective, the Initial Shelf Registration Statement (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain a Misstatement.

2.1.2 Subsequent Shelf Registration. The Company shall maintain a Shelf for the benefit of the Holders in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf continuously effective, available for use by each Holder and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 3.3 and Section 3.4, use its commercially reasonable efforts to as promptly as reasonably practicable cause such Shelf to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf), including, if necessary, amending such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or filing an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration”) registering the resale of all Registrable Securities (determined as of two (2) business days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein, including a Member Distribution. If a Subsequent Shelf Registration is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the Company is a well-known seasoned issuer (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Shelf Registration continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf Registration shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration shall be on another appropriate form. As soon as practicable following the effective date of any Subsequent Shelf Registration, but in any event within three (3) business days of such date, the Company shall notify the Holders of the effectiveness of such Subsequent Shelf Registration. When deemed effective, a Subsequent Shelf Registration (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain a Misstatement.

2.2 Underwritten Shelf Takedown.

2.2.1 Underwritten Shelf Takedown Request. At any time and from time to time following the effectiveness of a Shelf pursuant to Section 2.1, any Holder (each, an “Underwritten Demand Holder”) may request to sell all or any portion of its or their Registrable Securities in an Underwritten Offering that is registered pursuant to such Shelf (each, an “Underwritten Shelf Takedown”); provided, in each case, that the Company shall be obligated to effect an Underwritten Shelf Takedown only if such offering shall include (a) Registrable Securities proposed to be sold by the Holder(s) making such request with a total offering price reasonably expected to exceed, in the aggregate, $50,000,000 or (b) all remaining Registrable Securities held by the Holders (the “Minimum Takedown Threshold”). All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Offering. Within five (5) business days after receipt of a request for an Underwritten Shelf Takedown, the Company shall give written notice of the Underwritten Shelf Takedown to all other Holders of Registrable Securities and, subject to the provisions of subsection 2.2.2, the Company shall include in such Underwritten Shelf Takedown all Registrable Securities with respect to which the Company has received written requests for inclusion therein within five (5) business days after sending such notice to Holders. The Company and such Holders shall enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by such parties with the managing Underwriter or Underwriters selected by the Holders requesting such Underwritten Shelf Takedown (which managing Underwriter or Underwriters shall be subject to approval of the Company, which approval shall not be unreasonably withheld) and shall take all such other reasonable actions as are requested by the managing Underwriter or Underwriters in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms of this Agreement. In connection with any Underwritten Shelf Takedown contemplated by this subsection 2.2.1, subject to subsection 3.4 and Article IV, the underwriting agreement into which each Holder and the Company shall enter shall contain such representations, covenants, indemnities and other rights and obligations as are customary in underwritten offerings of securities by the Company. Notwithstanding any other provision of this Agreement to the contrary, (i) no Holder may demand more than two (2) Underwritten Shelf Takedowns in the aggregate during any 12-month period, provided that this clause (i) shall not preclude the ability of any Holder to exercise their rights pursuant to Section 2.4 hereof; (ii) the Company shall not be obligated to participate in more than three (3) Underwritten Shelf Takedowns demanded by any individual Sponsor Holder (i.e. twelve (12) Underwritten Shelf Takedowns in the aggregate) nor more than one (1) Underwritten Shelf Takedown in any calendar quarter (the “Total Takedown Allocation”), in each case, pursuant to this subsection 2.2.1; and (iii) notwithstanding anything to the contrary in this Agreement, the Company may effect an Underwritten Shelf Takedown pursuant to any then-effective Shelf that is then available for such offering.

2.2.2 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Offering pursuant to an Underwritten Shelf Takedown, in good faith, advise the Company and the applicable Holders (if any) in writing that the dollar amount or number of Registrable Securities that any such Holders desire to sell, taken together with all other Class A Common Stock or other equity securities that the Company desires to sell and the

Class A Common Stock, if any, as to which an Underwritten Offering has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in such Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows:

(a) first, the Registrable Securities of the Underwritten Demand Holders (pro rata based on the respective number of Registrable Securities that each such Underwritten Demand Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Underwritten Demand Holders have requested be included in such Underwritten Offering), that can be sold without exceeding the Maximum Number of Securities;

(b) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a), the Registrable Securities of Holders exercising their rights to include their Registrable Securities pursuant to subsection 2.2.1 (pro rata based on the respective number of Registrable Securities that each Holder has requested be included in such Piggyback Underwritten Offering and the aggregate number of Registrable Securities that the Holders have requested be included in such Piggyback Underwritten Offering), that can be sold without exceeding the Maximum Number of Securities;

(c) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a) and clause (b), the Class A Common Stock or other equity securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; and

(d) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a), clause (b) or clause (c), the Class A Common Stock or other equity securities of other Persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Securities.

2.2.3 Participation Elections.

(a) Company Determination. At least five (5) days prior to each date on which the Company issues a press release announcing its financial and operational results for the period then ended (the “earnings release”) during the Participation Term, the Company shall provide an update to the Sponsor Holders as to market activity in the Class A Common Stock and shall notify each Sponsor Holder as to whether the Company intends to organize an offering among the Sponsor Holders to sell all or any portion of their Registrable Securities in an Underwritten Offering, Block Trade, a block trade pursuant to Rule 144 or Other Coordinated Offering during the open trading window following such earnings release (each such organized offering, an “Organized Offering”).

(b) Participation in Organized Offering. During the Participation Term, if the Company determines to proceed with an Organized Offering, the Company shall deliver to each Sponsor Holder written notice of its intent to commence an Organized Offering. Each Sponsor Holder may elect to participate in such Organized Offering by providing written notice to the Company of such Sponsor Holder’s election to participate by no later than (i) one business day after the Company’s delivery of written notice to the Sponsor Holders of its determination of proceed with an Organized Offering or (ii) such other date as the Company may specify in such written notice to the Sponsor Holders. The Company shall waive the transfer restrictions set forth in Section 5.1 with respect to any Lock-Up Securities that will be sold through an Organized Offering. For the avoidance of doubt, a request for inclusion in an Organized Offering shall not be counted against the Total Takedown Allocation.

(c) Participation in Requested Offering. During the Participation Term, if the Company does not intend to proceed with an Organized Offering in accordance with subsection 2.2.3(a) or otherwise does not give notice to commence an Organized Offering following a request by any Sponsor Holder for the Company to commence an Organized Offering, each Sponsor Holder shall nonetheless have the right during the Participation Term to request an Underwritten Shelf Takedown or Block Trade by providing a written demand to the Company and each Sponsor Holder (each such offering so requested, a “Requested Offering”). Each Sponsor Holder shall have the opportunity to participate in such Requested Offering by providing written notice to the Company of such Sponsor Holder’s election to participate by no later than (i) one business day after the delivery of such written demand by a Sponsor Holder or (ii) such other date as the Sponsor Holder may specify in its written demand for such Requested Offering. The Company shall waive the transfer restrictions set forth in Section 5.1 with respect to any Lock-Up Securities that will be sold through a Requested Offering. For the avoidance of doubt, no request for, commencement of, or inclusion in, a Requested Offering shall be counted against the Total Takedown Allocation.

(d) Participation Term Transfers. During the Participation Term, without the prior written consent of the Company, each Sponsor Holder, individually and not jointly, agrees with the Company (and only with the Company) that it shall not Transfer any Common Stock beneficially owned or owned of record by such Sponsor Holder (including securities held as a custodian) other than Transfers to Permitted Transferees or by means of an Organized Offering or Requested Offering. Notwithstanding any other provision of this Agreement to the contrary, during the Participation Term, the Company shall not be obligated to participate in more than one (1) Underwritten Shelf Takedown or one (1) Block Trade, block trade pursuant to Rule 144 or Other Coordinated Offering in a single calendar quarter pursuant to this subsection 2.2.3.

(e) Pro-rata Priority. Notwithstanding the priorities specified in subsection 2.2.2, unless otherwise agreed among the Sponsor Holders participating in an Organized Offering or Requested Offering (the “Participating Sponsor Holders”), the Registrable Securities included in each Recommended Offering or Requested Offering, as applicable, shall be allocated among the Participating Sponsor Holders on a pro rata basis based on such Holder’s ownership of Registrable Securities in the Company, or such lesser amount requested by such Holder to be included in such Recommended Offering or Requested Offering, as applicable; provided, that solely with respect to the first Recommended Offering or Requested Offering that occurs prior to the end of the Lock-Up Period, to the extent the NGP Holder has not previously sold Registrable Securities having gross offering proceeds of $350 million in connection with the NGP Priority Offering, the Registrable Securities shall be allocated first, to the NGP Holder until the NGP Holder has sold $350 million of Registrable Securities in the aggregate when combined with the amount of Registrable Securities sold in the NGP Priority Offering and second, among the Participating Sponsors pro rata as described above.

(f) Participation Term. This subsection 2.2.3 shall be in effect after the Closing Date for an initial term (A) commencing on the earliest to occur of (i) the expiration of the Lock-Up Period or (ii) (x) if the NGP Priority Offering does not occur before Closing, then the date on which the NGP Holder completes the NGP Priority Offering or (y) if the NGP Priority Offering occurs before Closing, then the Closing Date and (B) ending on the later of (i) June 30, 2024 or (ii) the last day of the calendar quarter during which the Lock-Up Period expires, and shall thereafter automatically renew on a calendar quarterly basis until terminated by the Company or any Sponsor Holder by delivery of a written notice of non-renewal to the Company and each Sponsor Holder on the date that is ten (10) days in advance of the end of the then-applicable initial term or renewal term (such initial term and any renewal terms together, the “Participation Term”); provided, however that if any Sponsor Holder reasonably believes that the Company is in breach of its obligations under this subsection 2.2.3, such Sponsor Holder may, by written notice to the Company and each other Sponsor Holder, terminate the Participation Term effective five (5) business days following the delivery of such written notice. If the Company delivers notice of non-renewal of the Participation Term in accordance with this clause (f), this subsection 2.2.3 shall terminate as to each Sponsor Holder at the end of the Participation Term. If a Sponsor Holder delivers notice of non-renewal of the Participation Term in accordance with this clause (f), this subsection 2.2.3 shall terminate solely with respect to such Sponsor Holder at the end of the Participation Term. After receiving a notice of non-renewal by one or more Sponsor Holders, each Sponsor Holder that would otherwise remain subject to this subsection 2.2.3 shall have an opportunity to similarly terminate this subsection 2.2.3 as it relates to itself by providing written notice of non-renewal to the Company and each Sponsor Holder by no later than the end of such Participation Term.

2.3 Withdrawal. An Underwritten Demand Holder shall have the right to withdraw all or any portion of its Registrable Securities included in an Underwritten Shelf Takedown pursuant to Section 2.2 for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters of its intention to so withdraw at any time prior to prior to the pricing of such Underwritten Offering; provided, however, that upon withdrawal of an amount of Registrable Securities that results in the remaining amount of Registrable Securities included in such Underwritten Shelf Takedown being less than the Minimum Takedown Threshold, the

Company may cease all efforts to complete the Underwritten Offering. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with an Underwritten Shelf Takedown prior to its withdrawal under this Section 2.3.

2.4 Piggyback Underwritten Offering.

2.4.1 Piggyback Rights. If the Company proposes to file an Underwritten Offering Filing for an Underwritten Offering of its own account or for the account of any other stockholders of the Company who have been granted registration rights (a “Piggyback Underwritten Offering”) then the Company shall give written notice of such proposed Piggyback Underwritten Offering to all of the Holders of Registrable Securities (other than any Holder of Registrable Securities who has previously requested in writing that the Company not provide it with notices of Piggyback Underwritten Offerings) as soon as practicable but not less than five (5) business days before the anticipated filing date of Underwritten Offering Filing, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to include such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice. Each Holder of Registrable Securities shall then have four (4) business days after the date on which such Holder received notice pursuant to this subsection 2.4.1 to request inclusion of Registrable Securities in the Piggyback Underwritten Offering (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and such other information as is reasonably required to effect the inclusion of such Registrable Securities). If no request for inclusion from a Holder is received within such period, such Holder shall have no further right to participate in such Piggyback Underwritten Offering. All such Holders proposing to distribute their Registrable Securities through a Piggyback Underwritten Offering under this subsection 2.4.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company. The Company shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.4.1 to be included in a Piggyback Underwritten Offering on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof, including via a Member Distribution. The Company shall, at the reasonable request of any Holder seeking to effect a Member Distribution, file any prospectus supplement or post-effective amendments and otherwise take any action reasonably necessary to include such language, if such language was not included in such registration statement, or revise such language if deemed reasonably necessary by any such Holder to effect any such Member Distribution.

2.4.2 Reduction of Piggyback Underwritten Offering. If the managing Underwriter or Underwriters in a Piggyback Underwritten Offering, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Underwritten Offering in writing that the dollar amount or number of the Class A Common Stock that the Company desires to sell, taken together with (i) the Class A Common Stock, if any, as to which participation in the Piggyback Underwritten Offering has been demanded pursuant to separate written contractual arrangements with Persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which participation has been requested pursuant to subsection 2.4.1 and (iii) the Class A Common Stock, if any, as to which participation has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:

(a) If the Piggyback Underwritten Offering is undertaken for the Company’s account, the Company shall include in any such Piggyback Underwritten Offering: (i) first, the Class A Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), (A) the Registrable Securities of Holders exercising their rights to include their Registrable Securities pursuant to subsection 2.4.1 and (B) the Class A Common Stock, if any, as to which participation has been requested pursuant to written contractual piggy-back registration rights of other stockholders (pro rata based on the respective number of Registrable Securities or shares of Class A Common Stock that each Holder or other stockholder of the Company has requested be included in such Piggyback Underwritten Offering and the aggregate number of Registrable Securities and Class A Common Stock that the Holders and other stockholders of the Company have requested be included in such Piggyback Underwritten Offering), which can be sold without exceeding the Maximum Number of Securities;

(b) If the Piggyback Underwritten Offering is pursuant to a request by Persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Piggyback Underwritten Offering: (i) first, the Class A Common Stock or other equity securities, if any, of such requesting Persons or entities, other than the Holders of Registrable Securities, that can be sold without exceeding the Maximum Number of Securities; (ii) second, (A) the Registrable Securities of Holders exercising their rights to include their Registrable Securities pursuant to subsection 2.4.1 and (B) the Class A Common Stock, if any, as to which participation has been requested pursuant to written contractual piggy-back registration rights of other stockholders (pro rata based on the respective number of Registrable Securities or shares of Class A Common Stock that each Holder or other stockholder of the Company has requested be included in such Piggyback Underwritten Offering and the aggregate number of Registrable Securities and Class A Common Stock that the Holders and other stockholders of the Company have requested be included in such Piggyback Underwritten Offering), which can be sold without exceeding the Maximum Number of Securities; and (iii) third, the Class A Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities.

2.4.3 Piggyback Underwritten Offering Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw all or any portion of its Registrable Securities included in a Piggyback Underwritten Offering for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of such Holder’s intention to withdraw such Registrable Securities from such Piggyback Underwritten Offering prior to the pricing of such Underwritten Offering or Underwritten Shelf Takedown. The Company (whether on its own good faith determination or as the result of a request for withdrawal by Persons pursuant to separate written contractual obligations) may withdraw an Underwritten Offering Filing filed with the Commission in connection with a Piggyback Underwritten Offering at any time prior to the pricing of such Piggyback Underwritten Offering. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Underwritten Offering prior to its withdrawal under this subsection 2.4.3.

2.4.4 Unlimited Piggyback Underwritten Offerings. For purposes of clarity, any Piggyback Underwritten Offering effected pursuant to this Section 2.4 shall not be counted as an Underwritten Shelf Takedown effected under Section 2.2.

2.4.5 Block Trades; Other Coordinated Offerings.

(a) Notwithstanding any other provision of this Article II, but subject to subsection 2.2.3 and Section 3.4, at any time and from time to time when an effective shelf registration statement is on file with the Commission, if a Holder wishes to engage in (a) an underwritten registered offering not involving a “roadshow,” an offer commonly known as a “block trade” (a “Block Trade”) consisting of Registrable Securities (x) with a total offering price reasonably expected to exceed $25,000,000 or (y) representing all remaining Registrable Securities held by the Holders or (b) an “at the market” or similar non-marketed, non-underwritten registered offering through a broker, sales agent or distribution agent, whether as agent or principal, which shall not require the delivery of any comfort letters, execution of an underwriting agreement or the conducting of any underwriter due diligence (an “Other Coordinated Offering”), then, provided that such Holder notifies the Company of the Block Trade or Other Coordinated Offering at least five (5) business days prior to the day such offering is to commence, the Company shall as expeditiously as possible use its commercially reasonable efforts to facilitate such Block Trade or Other Coordinated Offering, including, (a) in the event of a Block Trade, the delivery of customary comfort letters, customary legal opinions and customary underwriter due diligence, subject to receipt by the Company, its auditors and legal counsel of representation and documentation by such persons to permit the delivery of such comfort letter and legal opinions and (b) in the event of an Other Coordinated Offering, the provision of any customary “legend removal” legal opinions in accordance with Section 5.3.

(b) Prior to the pricing of any Block Trade or Other Coordinated Offering, the Holders initiating such Block Trade or Other Coordinated Offering shall have the right to submit notice to the Company, the Underwriter or Underwriters (if any) and any brokers, sale agents or placement agents (if any) of their intention to withdraw from such Block Trade or Other Coordinated Offering for any or no reason whatsoever. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Block Trade or Other Coordinated Offering prior to its withdrawal under this Section 2.4.5.

(c) Notwithstanding anything to the contrary in this Agreement, except as provided in subsection 2.2.3, subsection 2.4.1 through subsection 2.4.4 shall not apply to any Block Trade or Other Coordinated Offering.

(d) The Holder(s) initiating a Block Trade or Other Coordinated Offering shall have the right to select the Underwriters and any brokers, sale agents or placement agents (if any) for such Block Trade or Other Coordinated Offering (in each case, which shall consist of one or more reputable nationally recognized investment banks).

(e) For the avoidance of doubt, any Block Trade or Other Coordinated Offering effected pursuant to this subsection 2.4.5 shall not be counted as a demand for an Underwritten Shelf Takedown pursuant to subsection 2.2.1 hereof.

ARTICLE III

COMPANY PROCEDURES

3.1 General Procedures. Whenever required under Section 2.1 to use commercially reasonable efforts to effect the registration of any Registrable Securities, the Company shall:

3.1.1 as expeditiously as possible, subject to the other provisions of this Agreement, prepare and file a Registration Statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by the Holders or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3 prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and one legal counsel to such Holders, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the one legal counsel for such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4 prior to any public offering of Registrable Securities, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or one counsel on behalf of such sellers;

3.1.9 promptly notify the Holders in writing at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4;

3.1.10 permit a representative of the Holders, the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter to participate, at each such Person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.11 obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration (subject to such broker, placement agent or sales agent providing such certification or representation reasonably requested by the Company’s independent registered public accountants and the Company’s counsel) in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.12 on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, the broker, placement agents, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.13 in the event of any Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, enter into and perform its obligations under an underwriting or other purchase or sales agreement, in usual and customary form, with the managing Underwriter or the broker, placement agent or sales agent of such offering or sale;

3.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.15 if an Underwritten Offering is expected to yield gross proceeds of at least $50,000,000, use its commercially reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and

3.1.16 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

3.3 Requirements for Participation in Underwritten Offerings. No Person may participate in any Underwritten Offering for equity securities of the Company unless such Person (i) agrees to sell such Person’s equity securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.4 Suspension of Sales; Adverse Disclosure.

3.4.1 Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed (any such period, a “Suspension Period”).

3.4.2 If the filing, initial effectiveness or continued use of (including in connection with any Underwritten Offering) a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, then the Company may, upon giving prompt written notice to the Holders, delay the filing or initial effectiveness of, or suspend use of (including in connection with any Underwritten Offering), such Registration Statement for the shortest period of time, but in no event more than ninety (90) days, determined in good faith by the Company to be necessary for such purpose (any such period, a “Blackout Period”). In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities.

3.4.3 The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4. Notwithstanding anything to the contrary in this Section 3.4, in no event shall any Blackout Periods and any Suspension Periods continue for more than one hundred and twenty (120) days in the aggregate during any 365-day period.

3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the Closing Date pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings (the delivery of which will be satisfied by the Company’s filing of such reports on the Commission’s EDGAR system). The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Class A Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each Person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each Person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

4.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

4.1.5 If the indemnification provided under Section 4.1 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V

MISCELLANEOUS

5.1 Transfer Restrictions.

5.1.1 Except as permitted by subsections 2.2.3 and 5.1.2, during the Lock-Up Period, each Sponsor Holder, Will Hickey and James Walter, individually and not jointly, agrees with the Company (and only with the Company) that it shall not Transfer any Lock-Up Securities beneficially owned or owned of record by such Holder (including securities held as a custodian); provided, however, that during the Lock-Up Period, the NGP Holder shall be permitted to Transfer Lock-Up Securities pursuant to an NGP Priority Offering if an NGP Priority Offering has not been consummated prior to the Closing; provided, further, that Will Hickey and James Walter shall no longer be subject to the restrictions in this Section 5.1 once the Participation Term commences.

5.1.2 Notwithstanding the provisions set forth in subsection 5.1.1, Transfers of Lock-Up Securities are permitted (i) as a bona fide gift or charitable contribution; (ii) to a trust, or other entity formed for estate planning purposes for the primary benefit of the spouse, domestic partner, parent, sibling, child or grandchild of such Holder of Lock-Up Securities or any other person with whom such Holder has a relationship by blood, marriage or adoption not more remote than first cousin; (iii) by will or intestate succession upon the death of the Holder; (iv) pursuant to a qualified domestic order, court order or in connection with a divorce settlement; (v) if such Holder is a corporation, partnership (whether general, limited or otherwise), limited liability company, trust or other business entity, (A) to another corporation, partnership, limited liability company, trust or other business entity that controls, is controlled by or is under common control or management with the Holder (including, but not limited to, any Member Distribution), or (B) to partners, limited liability company members, or stockholders of the Holder, including, for the avoidance of doubt, where the Holder is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership; (C) by virtue of the laws of the state or jurisdiction of the entity’s organization and the entity’s organizational documents upon dissolution of the entity; (vi) pursuant to transactions in the event of completion of a liquidation, merger, consolidation, stock exchange, reorganization, tender offer or other similar transaction which results in all of the Company’s security holders having the right to exchange their shares of Common Stock for cash, securities or other property; or (vii) in connection with the grant and maintenance of a bona fide lien, security interest, pledge or other similar encumbrance to a nationally or internationally recognized financial institution with assets of not less than $10 billion in connection with a loan; provided that (A) the Holder shall provide the Company prior written notice informing them of any public filing, report or announcement made by or on behalf of the Holder with respect thereto and (B) any grant and maintenance of a bona fide lien, security interest, pledge or other similar encumbrance under this clause (x) shall not (1) be in violation of the Insider Trading and Regulation FD Policy of the Company or (2) permit an exercise on the Class A Common Stock serving as collateral in the event of default; provided, however, that in the case of clauses (i) through (vii), such Permitted Transferees, to the extent not already party hereto, must enter into a written agreement agreeing to be bound by the restrictions in this Section 5.1.

5.1.3 Each Holder of Lock-Up Securities hereby represents and warrants that it now has and, except as contemplated by this subsection 5.1.3, for the duration of the Lock-Up Period will have good and marketable title to its Lock-Up Securities, free and clear of all liens, encumbrances, and claims that could impact the ability of such Holder to comply with the foregoing restrictions. Each such Holder agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of any Lock-Up Securities during the Lock-Up Period.

5.2 Effectiveness. This Agreement shall become effective immediately and automatically upon the Closing and shall thereafter be effective until terminated in accordance with the terms of this Agreement. In the event that the Merger Agreement is terminated prior to the consummation of the transactions contemplated thereby, this Agreement and all the terms hereunder shall also terminate without any further action of the parties hereto, regardless of any other provisions set forth in this Agreement.

5.3 Removal of Legends. The legend on any Registrable Securities covered by this Agreement shall be removed if (i) such Registrable Securities are sold pursuant to an effective registration statement, (ii) (A) a registration statement covering the resale of such Registrable Securities is effective under the Securities Act and the applicable holder of such Registrable Securities delivers to the Company a representation letter agreeing that such Registrable Securities will be sold under such effective registration statement, or (B) six (6) months after Closing, such Holder has held such Registrable Securities for at least six months and is not, and has not been in the preceding three (3) months, an Affiliate of the Company (as defined in Rule 144 under the Securities Act), and such Holder or its Permitted Transferee provides to the Company any other information the Company deems reasonably necessary to deliver to the transfer agent an instruction to so remove such legend, (iii) such Registrable Securities may be sold by the holder thereof free of restrictions pursuant to Rule 144(b) under the Securities Act or (iv) such Registrable Securities are being sold, assigned or otherwise transferred pursuant to Rule 144 under the Securities Act; provided, that with respect to clause (ii)(A), (iii) or (iv) above, the Holder of such Registrable Securities has provided all necessary documentation and evidence (which may include an opinion of counsel) as may reasonably be required by the Company to confirm that the legend may be removed under applicable securities law. The Company shall cooperate with the applicable Holder of Registrable securities to effect removal of the legend on such shares pursuant to this Section 5.3 as soon as reasonably practicable after delivery of notice from such holder that the conditions to removal are satisfied (together with any documentation required to be delivered by such holder pursuant to the immediately preceding sentence). The Company shall bear all direct costs and expenses associated with the removal of a legend pursuant to this Section 5.3.

5.4 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail, telecopy, telegram or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: Permian Resources Corporation, 300 N. Marienfeld St., Suite 1000, Midland, Texas 79701, Attention: John Charles Bell and Chad MacDonald; Email: john.bell@permianres.com and chad.macdonald@permianres.com, with copies to (which shall not constitute notice) Sean Wheeler, P.C. and Debbie Yee, P.C., Kirkland & Ellis LLP 609 Main Street #4700 Houston, TX 77002; Email: sean.wheeler@kirkland.com and debbie.yee@kirkland.com; and, if to any Holder, to the email and physical addresses set forth on Schedule I, with a copies to (which shall not constitute notice) W. Matthew Strock; Email: mstrock@velaw.com. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective promptly after delivery of such notice as provided in this Section 5.4.

5.5 Assignment; No Third Party Beneficiaries.

5.5.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

5.5.2 Prior to the expiration of the Lock-Up Period, no Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Registrable Securities by such Holder to a Permitted Transferee.

5.5.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include transferees of Registrable Securities.

5.5.4 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and this Section 5.5.

5.5.5 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.4 and (ii) the written agreement of the assignee by the execution of the joinder agreement attached hereto as Exhibit A, or in a form reasonably satisfactory to the Company to be bound by the terms and provisions of this Agreement. Any transfer or assignment made other than as provided in this Section 5.5 shall be null and void.

5.6 Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced. Signatures to this Agreement transmitted by electronic mail in .pdf form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document (including DocuSign), will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures. No party shall be bound until such time as all of the Parties have executed counterparts of this Agreement.

5.7 Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION.

5.8 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority-in-interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, (i) any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected and (ii) any amendment hereto or waiver hereof that adversely affects a Holder, solely in its capacity as a Holder, in a manner that is materially different from the other Holders, shall require the consent of the Holders of a majority-in-interest of the then-outstanding number of Registrable Securities held by the Holders. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.9 Termination of Prior Agreements. Effective immediately upon this Agreement becoming effective in accordance with Section 5.2, (i) the Company and the 2016 Holders agree that the 2016 Registration Rights Agreement is hereby terminated in all respects and (ii) the Company and the 2022 Holders agree that the 2022 Registration Rights Agreement is hereby terminated in all respects.

5.10 Other Registration Rights. The Company represents and warrants that no Person, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person. Further, the Company shall not, without the prior written consent of Holders of at least a majority-in-interest of the Registrable Securities under this Agreement at the time in question, enter into any agreement with any current or future holder of any securities of the Company that would allow such current or future holder to require the Company to include securities in any registration statement filed by the Company for other Holders on a basis other than expressly subordinate to the rights of the Holders of Registrable Securities hereunder.

5.11 Entire Agreement. This Agreement supersedes all other prior oral or written agreements between the Holders, the Company, their respective Affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement (together with the Merger Agreement and any other documents and instruments executed pursuant hereto or thereto) constitutes the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Holder makes any representation, warranty, covenant or undertaking with respect to such matters.

5.12 Term. This Agreement shall be effective upon the Closing and shall terminate upon the earlier of (a) the tenth anniversary of the Closing Date; (b) with respect to any Sponsor Holder, the date as of which the aggregate beneficial ownership of such Sponsor Holder is less than 5% of such Sponsor Holder’s Registrable Securities in existence as of the Closing Date; and (c) the date as of which the aggregate beneficial ownership of the Holders is less than 5% of the Registrable Securities in existence as of the Closing Date.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

PERMIAN RESOURCES CORPORATION,
a Delaware corporation

By:	/s/ William M. Hickey III
Name:	William M. Hickey III
Title:	Co-Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

PERMIAN RESOURCES CORPORATION,
a Delaware corporation

By:	/s/ James Walter
Name:	James Walter
Title:	Co-Chief Executive Officer

[Signature Page to Registration Rights Agreement]

HOLDERS:

By:	/s/ William M. Hickey III
Name:	William M. Hickey III

[Signature Page to Registration Rights Agreement]

HOLDERS:

By:	/s/ James Walter
Name:	James Walter

[Signature Page to Registration Rights Agreement]

HOLDERS:

By:	/s/ Brandon Gaynor
Name:	Brandon Gaynor

[Signature Page to Registration Rights Agreement]

HOLDERS:

By:	/s/ John Bell
Name:	John Bell

[Signature Page to Registration Rights Agreement]

HOLDERS:

PEARL ENERGY INVESTMENTS, LP

By:	Pearl Energy Investment GP, LP., its general partner

By:	Pearl Energy Investment UGP, LLC, its general partner

By:	/s/ William J. Quinn
Name:	William J. Quinn
Title:	Managing Member

HOLDERS:

PEARL ENERGY INVESTMENTS II, LP

By:	Pearl Energy Investment II GP, LP., its general partner

By:	Pearl Energy Investment II UGP, LLC, its general partner

By:	/s/ William J. Quinn
Name:	William J. Quinn
Title:	Managing Member

HOLDERS:

PEARL CIII HOLDINGS, LP

By:	Pearl Energy Investment II GP, LP., its general partner

By:	Pearl Energy Investment II UGP, LLC, its general partner

By:	/s/ William J. Quinn
Name:	William J. Quinn
Title:	Managing Member

[Signature Page to Registration Rights Agreement]

HOLDERS:

RIVERSTONE VI CENTENNIAL QB HOLDINGS, L.P.

By: Riverstone Energy Partners VI, L.P.
its general partner

By: Riverstone Energy GP VI, LLC
its general partner

By:	/s/ Peter Haskopoulous
Name:	Peter Haskopoulos
Title:	Managing Director

REL US CENTENNIAL HOLDINGS, LLC

By: REL IP General Partner LP
its managing member

By: REL IP General Partner Limited
its general partner

By:	/s/ Peter Haskopoulous
Name:	Peter Haskopoulos
Title:	Director

RIVERSTONE NON-ECI USRPI AIV, L.P.

By: Riverstone Non-ECI USRPI AIV GP, L.L.C.
its general partner

By:	/s/ Peter Haskopoulous
Name:	Peter Haskopoulos
Title:	Managing Director

[Signature Page to Registration Rights Agreement]

SILVER RUN SPONSOR, LLC

By: Silver Run Sponsor Manager, LLC
its managing member

By:	/s/ Peter Haskopoulous
Name:	Peter Haskopoulos
Title:	Managing Director

[Signature Page to Registration Rights Agreement]

HOLDERS:

NGP XI US HOLDINGS, L.P.

By:	NGP XI US Holdings GP, L.L.C., its general partner

By:	/s/ Craig Glick
Name:	Craig Glick
Title:	Authorized Person

NGP PEARL HOLDINGS II, LLC

By:	/s/ Craig Glick
Name:	Craig Glick
Title:	Authorized Person

LUXE ENERGY, LLC

By:	/s/ Craig Glick
Name:	Craig Glick
Title:	Authorized Person

[Signature Page to Registration Rights Agreement]

HOLDERS:

ENCAP ENERGY CAPITAL FUND VIII, L.P.,
a Texas limited partnership

By:	EnCap Equity Fund VIII GP, L.P.,
its general partner

By:	EnCap Investments L.P.,
its general partner

By:	EnCap Investments GP, L.L.C.,
its general partner

By:	/s/ Douglas E. Swanson, Jr.
Name:	Douglas E. Swanson, Jr.
Title:	Managing Director

[Signature Page to Registration Rights Agreement]

HOLDERS:

BOLD ENERGY HOLDINGS, LLC
a Texas limited liability company

By:	EnCap Energy Capital Fund IX, L.P.,
its sole member

By:	EnCap Equity Fund IX GP, L.P.,
its general partner

By:	EnCap Investments L.P.,
its general partner

By:	EnCap Investments GP, L.L.C.,
its general partner

By:	/s/ Douglas E. Swanson, Jr.
Name:	Douglas E. Swanson, Jr.
Title:	Managing Director

[Signature Page to Registration Rights Agreement]

HOLDERS:

ENCAP ENERGY CAPITAL FUND XI, L.P.,
a Texas limited partnership

By:	EnCap Equity Fund XI GP, L.P.,
its general partner

By:	EnCap Equity Fund IX GP, LLC,
its general partner

By:	EnCap Investments L.P.,
its sole member

By:	EnCap Investments GP, L.L.C.,
its general partner

By:	/s/ Douglas E. Swanson, Jr.
Name:	Douglas E. Swanson, Jr.
Title:	Managing Director

[Signature Page to Registration Rights Agreement]

Schedule I

Holders

Schedule I

Exhibit A

FORM OF JOINDER AGREEMENT

This Joinder Agreement (the “Joinder Agreement”), dated as of _______________, 20__ (the “Effective Date”) is executed by and between Permian Resources Corporation, a Delaware corporation (the “Company”), and _______________ (the “Additional Holder”) in connection with that certain Registration Rights Agreement, dated as of 21, 2023 (the “Agreement”), by and among the Company, the parties listed on the signature pages thereto and each person who has become a party thereto by entering into a joinder agreement in accordance with the terms thereof. Capitalized terms used but not defined herein shall have the meaning given to such terms in the Agreement.

By the execution of this Joinder Agreement, the Additional Holder agrees as follows:

1.	The Additional Holder is the holder of the number of Units set forth below its name on the signature page hereto, which Units were received in connection with the consummation of the OpCo Merger.

2.

The Additional Holder shall be considered a “Holder” for purposes of the Agreement, except for Section 5.1 thereto, and the Units of Permian OpCo set forth below the Additional Holder’s name on the signature page hereto (including, for the avoidance of doubt, any shares of Class A Common Stock issuable upon redemption of such Units) shall constitute “Registrable Securities” for the purposes of the Agreement, for so long as, and to the extent that, the Additional Holder and such Units (or Class A Common Stock, as applicable) otherwise meet the applicable definitions thereof pursuant to the Agreement.

3.

Notwithstanding anything in the Agreement or this Joinder Agreement to the contrary, the Additional Holder shall not be entitled to exercise any of the rights applicable to Holders that are set forth in Section 2.2, 2.3 or 2.4 of the Agreement.

4.	As of the Effective Date, the Additional Holder hereby joins in, and agrees to be bound by and subject to, the terms set forth in the Agreement applicable to Holders, except for Section 5.1 thereto.

5.	Any notice required or permitted by the Agreement shall be given to the Additional Holder at the address listed below its name on the signature page hereto.

[Remainder of Page Left Intentionally Blank]

EXECUTED AND DATED as of the Effective Date.

HOLDER

By:
Name:
Title:

Number of Units:
Address:
______________________________
______________________________
______________________________

ACKNOWLEDGED AND AGREED:

PERMIAN RESOURCES CORPORATION

By:
Name:
Title:

Signature Page to Joinder Agreement